DANA A. MARSHALL JOINS IONATRON, INC. AS CHIEF EXECUTIVE OFFICER

Thomas Dearmin Assumes Role of Vice Chairman

Appointment Adds Strong Industry Leader to Laser Guided Energy Company

TUSCON, ARIZONA, August xx, 2006 - Ionatron, Inc. (Nasdaq: IOTN), a Laser Guided Energy (LGE™) company, developing next generation Directed Energy Weapons, today announced that Dana A. Marshall has joined Ionatron, Inc. as President, Chief Executive Officer, and a member of Ionatron’s Board of Directors. Thomas Dearmin, a co-founder of the Company, will assume the role of Vice Chairman and continue to serve as an executive and director assisting to develop and implement strategic planning initiatives.

Mr. Marshall is a seasoned business executive with more than 20 years experience with laser and optics technologies in the aerospace and defense industries. During this period, he was Chief Executive Officer and President of Cutting Edge Optronics, a company he founded and turned into a leading developer and manufacturer of high power solid state and semi-conductor lasers before selling it to TRW, Inc. Prior to founding Cutting Edge Optronics, Mr. Marshall was Program Manager of Lasers and Electronic Systems Division of McDonnell Douglas Corporation, where he was responsible for leading program development, engineering and production for military and industrial laser projects.

Mr. Marshall started his career at General Dynamics Corporation, where his responsibilities included Special Planning Manger for its missiles, electronic lasers and submarine divisions, the strategic and operating plan for the Quincy Shipbuilding Division and integration of that company’s laser systems division. Most recently, Mr. Marshall was responsible for operations, growth and performance of four high-tech operating units while serving as Vice President, Optical Systems SBU of Zygo Corporation, a publicly traded company.

The Chairman of Ionatron’s Board of Directors, David Hurley noted, “Following an extensive search process assisted by Heidrick & Struggles, Ionatron is most pleased to welcome Mr. Marshall to lead Ionatron as President and Chief Executive Officer.

“Dana has extensive experience managing the development and commercial application of laser and optics technologies which we consider of critical importance to enable Ionatron to realize its full potential as an innovative Laser Guided Energy company. He combines accomplishment in both large and small growth companies and brings a detailed understanding and demonstrated accomplishment in technologies and industries relevant to Ionotron’s developing products and partnerships.

“Dana has the ability to successfully develop and implement strategic plans and implement the commercial programs and agreements required to bring new products based on innovative technologies to market,” said Mr. Hurley. “Dana’s background includes extensive and detailed perspective on the strategic planning and weapons systems development processes for the defense industry that the Board sought for in a CEO for the next phase of Ionatron’s growth.”

Mr. Marshall stated, “I am excited about this opportunity to lead Ionatron as its CEO. I am eager to continue the progress and excellent work accomplished during the Company’s brief but successful period since its formation and look forward to the continued strategic assistance and inputs of Tom Dearmin as Vice Chairman. I plan to move the Company to the next level, enhancing and leveraging the various technology development projects and strategic alliances, and finding new applications for our core technologies and spin-off products derived from those technologies.

“Laser Guided Energy Technology has the potential to provide paradigm shifting weapons for our country’s military and provide significant new options and systems for law enforcement, facility security, and other needs in ways that can save lives while providing protection. I welcome the opportunity to work with Ionatron, a leader in this field, to realize the potential and build lasting stockholder value in the process.”

Mr. Marshall’s appointment concludes a systematic process in response to Mr. Dearmin’s request as a founder and significant shareholder to place a seasoned defense industry professional as CEO to lead the next phase of the company’s growth.

“The Board of Directors is confident of Ionatron’s direction with the leadership responsibility continuing under such a capable and accomplished business executive as Dana Marshall,” concluded Mr. Hurley. “Dana’s considerable management experiences over an extensive career in the laser and optic, and aerospace and defense industries provide the vision, knowledge and skills needed to guide Ionatron to future success.

“The Board is also very pleased that Mr. Dearmin will continue his important service to the company in the role of Vice Chairman. Tom is a visionary who has been instrumental in the development and advancement of Ionatron’s core LGE, LIPC technologies and its counter-IED and vehicle-stopping technologies.”

Mr. Dearmin was enthusiastic about the appointment stating, “now that Dana is assuming the day-to-day operations of Ionatron, I will be able to focus my efforts on further enhancing the application of our core technologies into commercial products and span both the defense and commercial arenas for new applications and opportunities for Ionatron’s technologies and capabilities.

“I am very satisfied that the succession effort that I requested earlier this year has resulted in the engagement of someone with Dana’s background and experience. I look forward to assisting him in building on our initial success and firmly establishing Ionatron as a leader in the laser and defense industries.”

As part of his compensation package, Mr. Marshall received an inducement grant of a stock option to purchase up to 800,000 shares of Ionatron common stock with an exercise price of $6.30, the fair market value at the close of the market on August 17, 2006, and annual vesting as to 25% of the shares covered thereby commencing one-year from the commencement of his employment. The option grant is outside of the Company’s 2004 Stock Incentive Plan in accordance with Nasdaq Marketplace Rule 4350(i)(1)(A)(iv), because the grant is being made as an inducement method to Mr. Marshall, entering into employment with Ionatron.

About Ionatron, Inc.

Ionatron, Inc. is a solution provider that develops and markets Laser Guided Energy (LGE(TM)) and related products to defense and security customers for unique applications worldwide. Ionatron has significant expertise in the application of high-power lasers, optics and energy management technologies. Headquartered in Tucson, Arizona, Ionatron is focused on solving technology problems directly for its government and security-conscious customers. For more information about Ionatron, please visit www.ionatron.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:

Certain statements contained in this News Release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

Such factors include, but are not limited to: the dependence on sales of a limited number of products and the uncertainty of the timing and magnitude of government funding and orders, dependence on sales to government customers; the uncertainty of patent protection; the uncertainty of strategic alliances; the uncertainty of management tenure; the impact of third-party suppliers’ manufacturing constraints or difficulties; management’s ability to achieve business performance objectives, market acceptance of, and demand for, the Company’s products, and resulting revenues; development and testing of technology and products; manufacturing capabilities; impact of competitive products and pricing; litigation and other risks detailed in the company’s filings with the Securities and Exchange Commission. The words “looking forward,” “believe,” “demonstrate,” “intend,” “expect,” “contemplate,” “estimate,” “anticipate,” “likely” and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. Ionatron undertakes no obligation to update any forward-looking statements contained in this news release.

CONTACT: Investor Relations, Kevin McGrath
                      Cameron Associates, 212-245-8800, ext. 20